As filed with the Securities and Exchange Commission on September 25, 2003

                                       Registration Statement No. 333-107766

===============================================================================

                                 UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        POST-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-8
                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                            ----------------------

                  Siliconware Precision Industries Co., Ltd.
              (Exact name of issuer as specified in its charter)



           Republic of China                             None
    (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)               Identification No.)

                            ----------------------

                         No. 123, Sec. 3, Da Fong Road
                               Tantzu, Taichung
                                    Taiwan
                               Republic of China
                   (Address of Principal Executive Offices)

                            ----------------------

                  Siliconware Precision Industries Co., Ltd.
                        2002 Employee Stock Option Plan
                           (Full title of the plans)

                            ----------------------

                            Siliconware U.S.A. Inc.
                          1735 Technology Drive, 300
                              San Jose, CA 95110
                                    U.S.A.
           (Name, address and telephone number of agent for service)

                               EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to Form S-8 Registration Statement ("Amendment No. 1") is being filed solely to correct certain typographical errors in the form of Siliconware Precision Industries Co., Ltd. 2002 Employee Stock Option Plan (the "Plan") filed as an exhibit to the Registrant's original Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 8, 2003 (File No. 333-107766). A revised version of the Plan is being filed with this Amendment No. 1 as Exhibit 4.1 and should be deemed to have effect from August 8, 2003, the date of the filing of the Registrant's Registration Statement on Form S-8.

                                    PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  EXHIBITS

Exhibit
Number   Description
------   -----------
4.1      Siliconware Precision Industries Co., Ltd. 2002 Employee
         Stock Option Plan.
5.1*     Opinion of Lee and Li on the validity of the Common Shares.
23.1*    Consent of PricewaterhouseCoopers, Independent Auditors.
23.2*    Consent of Moore Stephens, Independent Auditors.
23.3*    Consent of Lee and Li (included in Exhibit 5.1).
24.1*    Power of Attorney (included on signature pages).
--------------------
* Incorporated by reference to exhibits included in Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 8, 2003.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Form S-8 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Taichung, Taiwan, Republic of China, on September 25, 2003.

                                 Siliconware Precision Industries Co., Ltd.

                            By: /s/ Wen Chung Lin
                               ---------------------
                            Name:  Wen Chung Lin
                            Title: Chief Finance Officer


                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Bough Lin, Chi Wen Tsai and Wen Chung Lin, and each of them, as his true and lawful attorney(s)-in-fact and agent(s), with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, and supplements to this Registration Statement on Form S-8, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the United States Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as each such person might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to Form S-8 Registration Statement has been signed on September 25, 2003 by the following persons in the capacities indicated:

Name                               Title
----                               -----

/s/ Bough Lin                      Chairman
---------------------------
Bough Lin


/s/ Chi Wen Tsai                    Vice Chairman; President
---------------------------         (Principal Executive Officer)
Chi Wen Tsai


/s/ Wen Chung Lin                   Director; Chief Financial Officer
---------------------------         (Principal Financial
Wen Chung Lin                       and Accounting Officer)


---------------------------         Director
Li Ping Wang


/s/ Yen Chun Chang                  Director
---------------------------
Yen Chun Chang


---------------------------         Director
Wen Jung Lin

                                    Director
---------------------------
Hsiu Li Liu


                                    Director (Representative of Siliconware
---------------------------         Investment Company Ltd.)
C.Y. Lin


/s/ Johnson Tien                     Director (Representative of Siliconware
----------------------------         Investment Company Ltd.)
Johnson Tien

                                 EXHIBIT INDEX


Exhibit
Number     Description of Exhibits
-------    -----------------------

4.1        Siliconware Precision Industries Co., Ltd. Plan for Issue
           and Exercise of Employee Stock Options for 2002.
5.1*       Opinion of Lee and Li on the validity of the Common Shares.
23.1*      Consent of PricewaterhouseCoopers, Independent Auditors.
23.2*      Consent of Moore Stephens, Independent Auditors.
23.3*      Consent of Lee and Li (included in Exhibit 5.1).
24.1*      Power of Attorney (included on signature pages).
--------------------
* Incorporated by reference to exhibits included in Registrant's Registration Statement on Form S-8 filed with the Securities and Exchange Commission on August 8, 2003.